EXHIBIT 15

             CONSENT OF TANNER + CO., COMPANY'S INDEPENDENT AUDITORS
                     FOR THE YEARS ENDING DECEMBER 31, 1999,
                    DECEMBER 31, 1998, AND DECEMBER 31, 1997

                           FILED IN ELECTRONIC FORMAT


                                   EXHIBIT 15






                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------



Utah  Medical  Products,  Inc.

     We consent to the incorporation by reference in Registration Statement Nos. 33-24781, 33-44100, 33-89394, and 33-89434 of Utah Medical Products, Inc. on
Forms S-8 of our report dated January 14, 2000, appearing in this Annual Report on Form 10-K of Utah Medical Products, Inc. for the years ended December 31, 1999, December 31, 1998, and December 31, 1997



 /s/  Tanner  +  Co.


Salt  Lake  City,  Utah
March  24,  2000